SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

Exact Name of Registrant as Specified
in its Charter, State of
Commission	Incorporation, Address and Telephone	I.R.S. Employer
File Number	Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan Corporation)
2000 2nd Avenue
Detroit, MI 48226-1279
(313) 235-8000

1-7310	Michigan Consolidated Gas Company	38-0478040
(a Michigan Corporation)
500 Griswold Street
Detroit, Michigan 48226
313-965-2430

SIGNATURES
Earnings Release dated July 28, 2003
Info. Distributed for Media & Investor Relations

Item 7. Exhibits

99.1	Earnings Release of DTE Energy Company, dated July 28, 2003, including reconciliation and representations required by Regulation G.
99.2	Information Distributed for Media and Investor Relations Communications dated July 28, 2003.

Item 9. Regulation FD Disclosure-Information Provided Under Item 12 (Results
of Operations and Financial Condition)

     DTE Energy Company is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued July 28, 2003 announcing financial results for the quarter and six months ended June 30, 2003. This information is provided to the SEC under Item 12 of Form 8-K. A copy of the earnings release and the information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 to this report and contain the reconciliation and representations required by the SEC’s Regulation G.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: July 28, 2003

DTE ENERGY COMPANY (Registrant) /s/ Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller

THE DETROIT EDISON COMPANY (Registrant) /s/ Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant) /s/ Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller

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Exhibit Index

Exhibit
Number	Description

99.1	Earnings Release of DTE Energy Company, dated July 28, 2003, containing reconciliation and representations required by Regulation G
99.2	Information Distributed for Media and Investor Relations Communications dated July 28, 2003.

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